Exhibit 99.2

Q2 2021 Conference Call August 2, 2021 Atomera 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 19, 2021. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieve d or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Prospectus Supplement , include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that we ar e reaffirming or confirming any of the information contained herein. Atomera 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $450B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Customer Pipeline Atomera 4 • 19 customers, 25 engagements • Working with 50% of the world’s top semiconductor makers* * At least 10 of the top 20 (IC Insights, McClean Report 2021) 0 3 6 9 12 15 18 21 24 27 Number of Customer Engagements Phase 1 Phase 2 Phase 3 Phase 4

Atomera MSTcad Œ ► Leading semiconductor companies use TCAD to model manufacturing processes ▪ MSTcad is an add - on for MST ► MSTcad can speeds up the time needed to evaluate multiple MST integration options ► Lowers cost of MST evaluation ► Speeds time to successful wafer runs ► Fewer wafer runs lead to faster production Atomera 5

Customer Engagement Model Atomera 6 Customer Wafer Manufacturing Atomera MST ® Deposition 2. Setup Customer MST ® Deposition 3. Integration 4. Installation 5. Qualification 6. Production 1. Planning Phase Standard customer engagement

Customer Engagement Model Atomera 7 Customer Wafer Manufacturing Atomera MST ® Deposition Setup Customer MST ® Deposition Integration Installation Qualification Production Planning Phase Standard customer engagement Atomera MST ® Deposition Setup Customer MST ® Deposition Integration Installation & Integration Qualification Production Planning Phase Joint development engagement

Customer Engagement Model Atomera 8 Customer Wafer Manufacturing Atomera MST ® Deposition Setup Customer MST ® Deposition Integration Installation Qualification Production Planning Phase Standard customer engagement Setup Customer MST ® Deposition Installation & Integration Qualification Production Planning Phase Current joint development Integration Product line 1 Product line 2 Product line 3 Atomera MST ® Deposition

MST technology focus areas Atomera 9 MST for Advanced Nodes MST for RF - SOI MST - SP

Financial Review Atomera 10 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 GAAP Results Revenue -$ -$ -$ $0.4M -$ Gross Profit -$ -$ -$ $0.4M -$ Operating Expense R&D $2.1M $2.0M $2.2M $2.2M $2.1M G&A $1.5M $1.3M $1.4M $1.5 $1.5M S&M $0.2M $0.2M $0.3M $0.3M $0.1M Total Operating Expense $3.8M $3.6M $3.9M $4.0M $3.7M Net Loss ($3.8M) ($3.6M) ($3.9M) ($3.6M) ($3.7M) Loss Per Share ($0.21) ($0.19) ($0.19) ($0.16) ($0.17) Reconciliation between GAAP & Non-GAAP Net Loss (GAAP) ($3.8M) ($3.6M) ($3.9M) ($3.6M) ($3.7M) Stock-Based Compensation $0.8M $0.8M $0.8M $0.7M $0.8M Warrant Modification - - - - - Other income (expense) - - - - - Adjusted EBITDA (Non-GAAP)* ($3.0M) ($2.7M) ($3.0M) ($2.9M) ($2.9M) *Adjusted EBITDA is a non-GAAP financial measure. A full reconciliation of GAAP and non-GAAP results is contained in our Q2 press release.

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera 11

Thank You Atomera 12